Exhibit 99.1

11730 Plaza America Drive, Suite 700

Reston, VA 20190

News Release

Investor Contact	Media Contact
Lawrence Delaney, Jr.	Joelle Shreves
Investor Relations Advisor	Vice President, Marketing & Corporate Communications
(714) 734-5142	(703) 707-6904

NCI Announces Filing of 2016 Form 10-K and Completion of Internal Investigation

Company Reports Selected Fourth Quarter and 2016 Financial Results

Company to hold conference call on April 5, 2017, at 5 p.m. EDT to further discuss 2016 financial results and issue guidance for the first quarter and fiscal-year 2017

RESTON, VA, March 31, 2017 — NCI, Inc. (NASDAQ: NCIT), a leading provider of information technology and professional services and solutions to U.S. Federal Government agencies, today announced the filing with the U.S. Securities and Exchange Commission (SEC) of the company’s Annual Report on Form 10-K for fiscal year 2016. In addition, as soon as reasonably practicable following the filing of its Form 10-K, the company will file amendments to its previously issued Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2016, June 30, 2016, and September 30, 2016, to reflect the restatements of the unaudited financial statements for those periods for the effect of the previously announced embezzlement of company funds by NCI’s former controller, and reclassification of related cost of revenues and general and administrative expenses to misappropriation loss.

As disclosed on January 23, 2017, NCI commenced an internal investigation upon discovering that its former controller had been embezzling money from the company. The company has now completed its internal investigation into the facts and circumstances surrounding the embezzlement by its former controller and has determined that the actual amount of the embezzlement during the period from January 1, 2010, through January 10, 2017, was approximately $19.4 million. The company believes that its former controller acted alone and found no evidence that any other NCI employee was aware of or colluded in the embezzlement of company funds and found no evidence of any unlawful activity apart from that associated with the former controller’s embezzlement of company funds.

Selected Fourth Quarter and 2016 Financial Results

For the fourth quarter of 2016, NCI reported revenue of $77.5 million, adjusted EBITDA (see below, “Non-GAAP Financial Measures) of $7.4 million, or 9.6% of revenue, and adjusted EPS (see below) of $0.23.

For 2016, NCI reported revenue of $322.4 million, adjusted EBITDA (see below) of $30.5 million, or 9.5% of revenue, and adjusted EPS (see below) of $1.01.

Conference Call Information

NCI will issue a detailed earnings release after market close on April 5, 2017, and conduct a conference call at 5 p.m. EDT on the same day to discuss fourth-quarter and fiscal-year 2016 results and issue guidance for first-quarter and fiscal-year 2017.

Analysts and institutional investors may listen to the conference call by dialing (888) 298-3457 (United States/Canada) or (719) 457-2657 (international) with pass code 1582638. The conference call will be provided simultaneously as a webcast through a link on the NCI website (www.nciinc.com).

A replay of the conference call will be available approximately two hours after the conclusion of the call through April 12, 2017, by dialing (844) 512-2921 (United States/Canada) or (412) 317-6671 (international) and entering pass code 1582638.

About NCI, Inc.:

NCI is a leading provider of enterprise solutions and services to U.S. defense, intelligence, health and civilian government agencies. The company has the expertise and proven track record to solve its customers’ most important and complex mission challenges through technology and innovation. NCI’s team of highly skilled professionals focuses on delivering cost-effective solutions and services in the areas of agile development and lean software O&M; cybersecurity and information assurance; engineering and logistics; big data and data analytics; IT infrastructure optimization and service management; and health and program integrity.

Headquartered in Reston, Virginia, NCI has approximately 2,000 employees operating at more than 100 locations worldwide. For more information, visit www.nciinc.com or email investor@nciinc.com. Like us on Facebook and follow us on Twitter (@nciinc_) and LinkedIn.

Forward Looking Statements

Portions of this press release may constitute “forward-looking statements,” and assumptions underlying such forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995 (the “PSLRA”). Any such forward-looking statements are made within the “safe-harbor” protections of the PSLRA and should not be relied upon as representing our views as of any subsequent date. We are under no obligation to, and expressly disclaim any responsibility to, update or alter these forward-looking statements, whether as a result of new information, future events or otherwise. Forward-looking statements in this filing include those regarding when the company intends to file amendments to its Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2016, June 30, 2016, and September 30, 2016. The statements are based on the current beliefs and expectations of management and as such are subject to significant risks and uncertainties. Such forward-looking statements are based on information available to us as of the date of this release and involve a number of risks and uncertainties, some beyond our control, that could cause actual results to differ materially from those anticipated by these forward-looking statements. Such risks include the uncertainty surrounding the timing of the filing of the company’s amendments to the above-referenced Form 10-Qs. Additional information that could lead to material changes in our performance is contained in our filings with the Securities and Exchange Commission.

Non-GAAP Financial Measures

This press release contains non-GAAP financial measures, including adjusted EBITDA and adjusted EPS. NCI defines adjusted EBITDA to exclude additional general and administrative costs associated with the transition of named executive officers and the embezzlement of company funds by NCI’s former controller. NCI defines adjusted net income as GAAP net income excluding the impact of additional general and administrative costs associated with the transition of named executive officers and embezzled funds by its former controller, including the tax effect thereon. NCI defines adjusted diluted earnings per share (EPS) as adjusted net income divided by the diluted share count for the applicable period. The company believes this information is useful in allowing management and investors to better assess NCI’s comparable financial results. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and investors should carefully evaluate the company’s financial results calculated in accordance with GAAP and reconciliations to those financial statements. In addition, non-GAAP financial measures as reported by the company may not be comparable to similarly titled amounts reported by other companies. As appropriate, the most directly comparable GAAP financial measures and information reconciling these non-GAAP financial measures to the company’s financial results prepared in accordance with GAAP are included in this news release.

TABLE ONE

NCI, INC.

RECONCILIATION OF NON-GAAP OPERATING MEASURES

(UNAUDITED)

(in thousands, except per share data)

	Three months ended December 31,		Twelve months ended December 31,
	2016	2015	2016	2015
GAAP operating income	$2,825	$5,574	$16,808	$20,676
Depreciation and amortization	1,806	1,884	7,020	7,659

EBITDA	4,631	7,458	23,828	28,335
Misappropriation loss	1,067	1,132	4,907	3,238
Executive transition costs	1,750	—	1,750	—

Adjusted EBITDA	7,448	8,590	30,485	31,573
Adjusted EBITDA margin	9.6%	10.2%	9.5%	9.5%

TABLE TWO

NCI, INC.

RECONCILIATION OF NON-GAAP OPERATING MEASURES

(UNAUDITED)

(in thousands, except per share data)

	Three months ended December 31,		Twelve months ended December 31,
	2016	2015	2016	2015
GAAP net income	$1,102	$3,550	$9,481	$12,172
Uncertain tax position interest	631	—	631	—
Misappropriation loss	1,067	1,132	4,907	3,238
Executive transition costs	1,750	—	1,750	—
Tax impact of adjustments	(1,348)	(436)	(2,849)	(1,249)

Adjusted net income	3,202	4,246	13,920	14,161

GAAP diluted earnings per share (EPS)	0.08	0.26	0.69	0.89
Diluted adjustments per common share	0.15	0.05	0.32	0.14
Adjusted diluted EPS	0.23	0.31	1.01	1.03
Shares used in computing adjusted diluted EPS	13,749	13,830	13,834	13,705